Exhibit 99.1

FOR IMMEDIATE RELEASE

Planet Fitness Names Colleen Keating Chief Executive Officer

Craig Benson to Remain on Planet Fitness Board of Directors

HAMPTON, N.H., April 16, 2024 — Planet Fitness, Inc. (NYSE: PLNT) (the “Company”), today announced that it has appointed Colleen Keating as the Company’s Chief Executive Officer, effective June 10, 2024. At that time, Craig Benson will resign as Interim CEO but will continue to serve as a member of the Company’s Board of Directors.

Ms. Keating is a proven executive that brings to Planet Fitness over three decades of experience across hospitality, real estate, operations and franchise management, with expertise in brand management and leading customer-facing organizations. Since 2020, she has served as CEO of FirstKey Homes LLC, currently the fourth largest single-family rental home property management company in the United States. As CEO, Ms. Keating led the strategic direction of the business, increasing operational efficiency and driving scalable growth. She also implemented significant brand-aligned digital strategies and helped drive platform cost reduction while improving the overall resident experience. Prior to joining FirstKey, Ms. Keating served in a variety of roles of increasing responsibility at InterContinental Hotels Group (IHG), including Chief Operating Officer, Americas, and Starwood Hotels & Resorts Worldwide, Inc.

“On behalf of the entire Board, we are thrilled to welcome Colleen as the next CEO of Planet Fitness,” said Stephen Spinelli, Jr. (Ph.D), Chairman of the Board. “Colleen’s appointment is the culmination of an extensive search process conducted by the Board of Directors. Colleen’s deep operational knowledge, strategic mindset and understanding of large-scale franchise operations and consumer-facing brands made her stand out among the candidates considered. She also has a proven track record of building results-oriented teams and instilling cultures that put a premium on operational excellence and rigor, which we believe will be additive to Planet Fitness. We are confident that Colleen is an exceptional leader with the desired skills, experience and culture-first mindset necessary to accelerate Planet Fitness’s next phase of growth. I would also like to thank Craig for stepping in as Interim CEO. His leadership at this important time in the Company’s history has been critical to our ongoing success, and I look forward to continuing to work alongside him as a member of our Board.”

“As Interim CEO, I have gained a greater appreciation for the Planet Fitness brand, our franchisees and our team, and I am grateful to have had the opportunity to serve in this role,” said Mr. Benson. “As we usher in this new chapter in the Company’s journey, I am confident that Colleen is an excellent choice as Planet Fitness’s next CEO, and I look forward to working with her as a member of the Board.”

“As the next CEO of Planet Fitness, I am eager to begin working alongside the management team and hit the ground running as we position the business for sustainable growth and value creation,” said Ms. Keating. “I have long admired the Planet Fitness brand and could not be more excited to dig in and help the Company reach its fullest potential.”

The Company will discuss Ms. Keating’s appointment along with its first quarter financial results on its earnings call on Thursday, May 9, 2024, at 8:00 am ET.

About Colleen Keating

Colleen Keating brings over 30 years of experience spanning operations management, revenue growth and efficiency enhancement. Ms. Keating most recently served as CEO of FirstKey Homes LLC, a single-family rental home property management company, where she led the strategic direction of the business through continuous operations improvement, increasing scale, optimizing costs and resident experience. Prior to joining FirstKey in 2020, Ms. Keating served as the Chief Operating Officer, Americas of InterContinental Hotels Group (IHG) (2018 – 2020), where she oversaw the operations of more than 4,000 IHG hotels across the Americas region, ensuring franchisee performance support and company-managed hotel operations. Earlier in her career, Ms. Keating spent 16 years with Starwood Hotels & Resorts Worldwide, Inc., serving in a variety of leadership positions of increasing responsibility, most recently as Senior Vice President of Franchise Operations and Compliance, North America (2014 – 2016) and Senior Vice President of Operations, North Region (2012 – 2014).

About Planet Fitness

Founded in 1992 in Dover, NH, Planet Fitness is one of the largest and fastest-growing franchisors and operators of fitness centers in the world by number of members and locations. As of December 31, 2023, Planet Fitness had approximately 18.7 million members and 2,575 stores in all 50 states and the District of Columbia in the United States, Puerto Rico, Canada, Panama, Mexico and Australia. The Company’s mission is to enhance people’s lives by providing a high-quality fitness experience in a welcoming, non-intimidating environment, which we call the Judgement Free Zone®. More than 90% of Planet Fitness stores are owned and operated by independent business men and women.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include the Company’s statements with respect to the Company’s growth and other statements that do not relate solely to historical facts. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “goal,” “plan,” “prospect,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “ongoing,” “contemplate,” “future,” “strategy” and similar references to future periods, although not all forward-looking statements include these identifying words. Forward-looking statements are not assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results to differ materially include competition in the fitness industry, the Company’s and franchisees’ ability to attract and retain members, the Company’s and franchisees’ ability to identify and secure suitable sites for new franchise stores, changes in consumer demand, changes in equipment costs, the Company’s ability to expand into new markets domestically and internationally, operating costs for the Company and franchisees generally, availability and cost of capital for franchisees, acquisition activity, developments and changes in laws and regulations, our substantial increased indebtedness as a result of our refinancing and securitization transactions and our ability to incur additional indebtedness or refinance that indebtedness in the future, our future financial performance and our ability to pay principal and interest on our indebtedness, our corporate structure and tax receivable agreements, failures, interruptions or security breaches of the Company’s information systems or technology, general economic conditions and the other factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2023, as well as the Company’s other filings with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in forward-looking statements, investors should not place undue reliance on forward-looking statements, which reflect the Company’s views only as of the date of this press release. Except as required by law, neither the Company nor any of its affiliates or representatives undertake any obligation to provide additional information or to correct or update any information set forth in this release, whether as a result of new information, future developments or otherwise.

Media Contacts:

McCall Gosselin, Planet Fitness

press@pfhq.com

603-957-4650

Investor Contact:

Stacey Caravella, Planet Fitness

investor@planetfitness.com

603-750-4674